---------------------------------------------------------
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND SEMIANNUAL REPORT
---------------------------------------------------------

July 31, 1999

[graphic omitted]

TABLE OF CONTENTS

 1 Highlights

 2 Portfolio Manager's Report

 4 Performance

 5 Portfolio of Investments

 7 Financial Statements

 9 Notes to Financial Statements

12 Financial Highlights

                           --------------------------
                            Not FDIC May Lose Value
                           Insured No Bank Guarantee
                           --------------------------

--------------------------------------------------------------------------------
                    COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE

[Photo of Stephen E. Gibson]

Dear Shareholder:

During the six months ended July 31, 1999, the bond market experienced significant volatility. Over the period, the yield on 30-year Treasury bonds increased almost a full percentage point in response to investors' fears that strong economic growth in the U.S., in concert with stabilizing economies overseas, would result in higher inflation. Interest rates rose on all types of fixed-income investments, which resulted in falling bond prices. Fortunately, tax-exempt bonds lost less value than Treasurys as prices fell.

These challenging bond market conditions were reflected in the Fund's negative total return. However, while past performance cannot predict future results, it is important to maintain a long-term perspective and remember that the Fund has provided top-quartile returns for the one-, three- and five-year periods ended July 31, 1999, according to Lipper, Inc.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies employed during the period. As always, we thank you for choosing Colonial North Carolina Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stepehn E. Gibson

    Stephen E. Gibson
    President
    September 14, 1999

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper North Carolina Municipal Debt Category was negative 2.50% for the six months ended July 31, 1999. The Fund's Class A shares were ranked in the fourth quartile for the six-month period (31 out of 40 funds), in the first quartile for the 1-year period (7 out of 40 funds), in the first quartile for the 3-year period (5 out of 37 funds) and in the first quartile for the 5-year period (4 out of 27 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

    Because market and economic conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

>   INTEREST RATE VOLATILITY CHALLENGED BOND MARKET INVESTORS.
    Long-term interest rates rose more than three-quarters of a percentage point to 6.1% between February and the end of July in response to fears that strong economic growth in the U.S. and signs of increased growth worldwide could cause higher inflation.

>   FEDERAL RESERVE BOARD PREEMPTIVELY RAISED SHORT-TERM RATES.
    Midway through the period, Federal Reserve Board ("Fed") policy makers switched from a neutral stance to one biased towards raising interest rates, causing bond prices to fall further. As expected, the Fed acted in June, increasing short-term interest rates by one-quarter of a percentage point in a preemptive strike against inflation.

>   TAX-EXEMPT BONDS OUTPERFORMED TREASURYS AS INTEREST RATES ROSE.
    Within the municipal bond market, prices fell in sympathy with the Treasury market during the period. However, higher yields generated increased demand for tax-exempt bonds. With supply low, municipal bonds outperformed Treasurys, losing less of their principal value as interest rates rose.

                   TREASURY VS. MUNICIPAL BOND PERFORMANCE
               CHANGE IN VALUE OF $10,000 FROM 1/31/99 - 7/31/99



                              30-Year
                             Treasury       Municipal
                               Bond           Bond
                  -----------------------------------
                  1/99       $10,000        $10,000
                  2/99         9,290          9,956
                  3/99         9,250          9,970
                  4/99         9,217          9,995
                  5/99         9,075          9,937
                  6/99         8,899          9,794
                  7/99         8,805          9,829

Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year on-the-run Treasury market. Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE ON 7/31/99
---------------------------------------------------------
Class A                $7.24
---------------------------------------------------------
Class B                $7.24
---------------------------------------------------------
Class C                $7.24
---------------------------------------------------------

DISTRIBUTIONS DECLARED PER SHARE FROM 2/1/99 TO 7/31/99
---------------------------------------------------------
Class A                $0.157
---------------------------------------------------------
Class B                $0.130
---------------------------------------------------------
Class C                $0.141
---------------------------------------------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

30-DAY SEC YIELDS ON 7/31/99
---------------------------------------------------------
Class A                                            3.87%
---------------------------------------------------------
Class B                                            3.30%
---------------------------------------------------------
Class C                                            3.61%
---------------------------------------------------------

30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not borne certain expenses, the SEC yield would have been 3.30% for Class C shares.

TAXABLE-EQUIVALENT SEC YIELDS ON 7/31/99
---------------------------------------------------------
Class A                                            6.95%
---------------------------------------------------------
Class B                                            5.92%
---------------------------------------------------------
Class C                                            6.48%
---------------------------------------------------------

Taxable-equivalent SEC yields are based on the combined maximum effective 44.3% federal and North Carolina state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.

SEMIANNUAL REPORT: COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 7/31/99

AAA                                                36.0%
---------------------------------------------------------
AA                                                 38.2%
---------------------------------------------------------
A                                                  17.9%
---------------------------------------------------------
BBB                                                2.4%
---------------------------------------------------------
Non-rated                                          1.5%
---------------------------------------------------------
Short-term obligations                             4.0%
---------------------------------------------------------

Quality breakdown categories are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the Quality Breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown in the future.

BOUGHT
--------------------------------------------------------------------------------
We purchased high-yielding positions issued by Raleigh's Cedar Point multi-family housing complex (1.42% of net assets), which is benefiting from the strong state economy and real estate market. We also bought Annie Penn Hospital in Reidsville (1.67% of net assets), which benefits from North Carolina's strong health care sector.

MARKET VOLATILITY PROMPTED A MORE CONSERVATIVE STRATEGY
During the past six months, we pursued a more conservative investment strategy in response to the strong U.S. economy. As a series of government reports detailed the economy's strength, investors became increasingly nervous about inflation and potentially higher interest rates -- both negatives for bond prices. Consequently, we structured the Fund to be less sensitive to interest rate movements. As the economy grew strongly throughout the first part of the period, we focused our attention on more defensive, income-oriented securities -- such as high-yield and housing bonds -- with total return characteristics that are not impacted as severely by rising interest rates.

PERFORMANCE REFLECTS WEAK BOND MARKET CONDITIONS
During the six-month period, the Fund's Class A shares generated a total return of negative 2.69%, without a sales charge. This performance echoed the difficult fixed-income conditions that prevailed throughout the period. Although the Fund adopted a more conservative strategy in response, the portfolio's interest rate sensitivity remained modestly higher than its Lipper competitive peer group, reflecting our longer-term outlook for a more positive investment environment for municipal bonds.

INVESTMENT ACTIVITY FOCUSED ON HIGHER-YIELDING BONDS
We selectively purchased bonds that met our rigorous investment criteria, including well-managed facilities with strong cash flows, attractive markets or service territories, and good long-term growth prospects. These investments included multi-family housing, education and health care facilities. Not only did this strategy provide the Fund with total return potential, it increased its diversification by spreading the portfolio's credit risk over a greater number and wider variety of bonds.

HOUSING SECTOR BONDS PERFORMED WELL IN A RISING INTEREST RATE ENVIRONMENT
As interest rates rose during the past six months, a number of the Fund's multi- and single-family housing bonds experienced price gains and outperformed the general market. Housing issues typically outperform many other market sectors in rising rate environments because real estate owners are less likely to refinance and prepay their mortgages. The portfolio's holdings also benefited from a strong real estate market -- vigorous demand and high occupancy levels supported higher rents and increased cash flows for project owners.

NORTH CAROLINA'S STRONG ECONOMY PREVAILED
North Carolina's economy continued to advance, generating an eighth straight year of expansion. Unemployment is at an all-time low and income and wages are rising, benefiting the state's financial position and generating substantial reserves that can help cushion North Carolina from potential economic setbacks. A flood of new business investment in 1998 set a new record of $7.8 billion. Major beneficiaries of this trend included information technology, pharmaceuticals and biosciences, and plastics and resins -- all capital intensive, high-technology and globally-oriented sectors that take advantage of North Carolina's highly skilled and educated workforce, particularly in the Research Triangle. The state also has profited from global competition, leading the U.S. over the past ten years in international investment with over 130 foreign companies investing more than $2 billion.

FAVORABLE LONG-TERM MARKET OUTLOOK
As we look ahead, we believe that the Federal Reserve Board's actions should have a positive long-term effect on the bond market by reducing economic growth to a sustainable level and keeping inflation in check. These conditions should create a more favorable environment for fixed-income securities and we expect to actively manage the portfolio's interest rate sensitivity as market conditions warrant.

North Carolina's economy is expected to continue its strong pace of the past few years, barring any unforeseen jolts to the national economy that could trigger a recession. With rising employment and wages and strength in the housing, manufacturing and services sectors, the state's economy should provide a healthy backdrop for North Carolina municipal bonds and bond issuers.

/s/ Brian M. Hartford

    Brian M. Hartford

BRIAN M. HARTFORD is portfolio manager of Colonial North Carolina Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.
(CMA).

CHANGE IN TOP FIVE SECTOR BREAKDOWNS 7/31/99 VS. 1/31/99

                             7/31/99        1/31/99

LOCAL APPROPRIATED            18.4%          20.0%
HOSPITALS                     14.6%          10.6%
EDUCATION                      9.5%           9.5%
REFUNDED/ESCROWED             13.3%          14.6%
STATE GENERAL OBLIGATIONS      6.4%           7.1%

Sector breakdown categories are calculated as a percentage of total investments, including short-term obligations.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this sector breakdown in the future.

SEMIANNUAL REPORT: COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/99

Share Class                         A                     B                        C
Inception                         9/1/93                9/1/93                  8/1/97
---------------------------------------------------------------------------------------------
                            Without     With       Without     With       Without     With
                             Sales     Sales        Sales     Sales        Sales      Sales
                             Charge    Charge       Charge    Charge       Charge    Charge
---------------------------------------------------------------------------------------------
6 months (cumulative return)  (2.69)%   (7.31)%      (3.05)%   (7.82)%      (2.91)%   (3.86)%
---------------------------------------------------------------------------------------------
1 year                         2.10     (2.75)        1.34     (3.54)        1.64      0.67
---------------------------------------------------------------------------------------------
5 years                        6.42      5.39         5.63      5.30         5.73      5.73
---------------------------------------------------------------------------------------------
Life of Fund                   4.71      3.85         3.93      3.79         4.01      4.01
---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99
---------------------------------------------------------------------------------------------
Share Class                         A                     B                        C
---------------------------------------------------------------------------------------------
                            Without     With       Without     With       Without     With
                             Sales     Sales        Sales     Sales        Sales      Sales
                             Charge    Charge       Charge    Charge       Charge    Charge
---------------------------------------------------------------------------------------------
1 year                         2.12%    (2.73)%       1.34%    (3.53)%       1.66%     0.68%
---------------------------------------------------------------------------------------------
5 years                        6.66      5.63         5.87      5.55         5.96      5.96
---------------------------------------------------------------------------------------------
Life of Fund                   4.72      3.85         3.93      3.80         4.01      4.01
---------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum sales charge of 4.75% for Class A shares and the maximum applicable contingent deferred sales charge of 5% for both six months and one year returns, 2% for five years and 1% for life returns for Class B and 1% for both six months and one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share (newer class) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and the newer class shares.

----------------------------------------------------------------------------------------------------
INVESTEMENT PORTFOLIO
----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.2%                                                          PAR         VALUE
----------------------------------------------------------------------------------------------------
EDUCATION - 12.6%
EDUCATION - 9.6%
East Carolina University, Series 1994,
  6.200% 11/01/15                                                               $   475      $   509
State Educational Facilities Authority, Wake Forest University, Series 1998,
  5.000% 11/01/17                                                                 1,235        1,318
State Educational Facilities Finance Agency, Duke University, Series C,
  6.750% 10/01/21                                                                   250          240
North Carolina University Board Government,
  5.250% 10/01/13                                                                 1,000        1,004
PR Commonwealth of Puerto Rico, Industrial Tourist, Educational,
  Medical & Environmental Facilities, Ana G. Mendez University,
  5.375% 02/01/19                                                                   275          266
                                                                                             -------
                                                                                               3,337
                                                                                             -------
STUDENT LOAN - 3.0%
State Education Assistance Authority,
  Series 1996 C,
  6.350% 07/01/16                                                                 1,000        1,034
                                                                                             -------
----------------------------------------------------------------------------------------------------
HEALTHCARE - 14.8%
HOSPITALS
Charlotte-Mecklenburg Hospital, Carolinas Healthcare Systems:
  Series A:
  5.000% 01/15/17                                                                   750          712
  6.250% 01/01/20                                                                 1,485        1,558
  Series 1996 A,
  5.750% 01/15/21                                                                   250          253
Gaston Health Care,
  5.000% 02/15/19                                                                   750          686
North Carolina Scotland Hospital,
  5.500% 10/01/29(a)                                                                750          722
State Medical Care Commission:
  Annie Penn Memorial Hospital, Series 1998,
  5.375% 01/01/22                                                                   625          579
  Wilson Memorial Hospital, Series 1997,
  (b) 11/01/14                                                                    1,380          611
                                                                                             -------
                                                                                               5,121
                                                                                             -------
---------------------------------------------------------------------------------------------------------
HOUSING - 12.3%
MULTI-FAMILY - 6.3%
Eastern Carolina Regional Housing Authority, New River Apartments
  Jacksonville, Series 1994,
  8.250% 09/01/14                                                                   240          255
Raleigh Cedar Point,
  5.875% 05/01/30                                                                   500          490
State Housing Finance Agency, Series F,
  6.600% 07/01/17                                                                 1,340        1,431
                                                                                             -------
                                                                                               2,176
                                                                                             -------
SINGLE-FAMILY - 6.0%
State Housing Finance Agency:
  Series W,
  6.450% 09/01/14                                                                   460          486
  Series KK,
  5.500% 03/01/09                                                                   305          316
  Series RR,
  5.850% 09/01/28                                                                   500          512
  Series 1998,
  5.250% 03/01/17                                                                   750          744
                                                                                             -------
                                                                                               2,058
                                                                                             -------
----------------------------------------------------------------------------------------------------
OTHER - 13.4%
REFUNDED/ESCROWED (c)
Cumberland County, Civic Center Project,
  Series 1995 A,
  6.400% 12/01/24                                                                 1,000        1,112
Eastern Municipal Power Agency,
  Series 1991 A,
  6.500% 01/01/18                                                                 1,500        1,720
Lincoln County, Lincoln County Hospital,
  9.000% 05/01/07                                                                   235          271
State Municipal Power Agency, Catawba No. 1, Series 1990,
  5.500% 01/01/13                                                                 1,000        1,037
Wake County, Series 1993,
  5.125% 10/01/13                                                                   500          500
                                                                                             -------
                                                                                               4,640
                                                                                             -------
----------------------------------------------------------------------------------------------------
TAX-BACKED - 29.8%
LOCAL APPROPRIATED - 18.6%
Chapel Hill, Parking Facilities, Series 1994,
  6.450% 12/01/23                                                                   500          543
Charlotte: Charlotte-Mecklenburg Law Project, Series 1993 B,
  5.375% 06/01/13                                                                   700          705
Cityfair Parking Facility, Series 1994 A,
  6.125% 06/01/10                                                                   430          461
Cumberland County, Civic Center Project,
  Series 1998,
  5.000% 12/01/18                                                                 1,000          956
Durham County, Hospital & Office Facilities: Series 1994,
  6.000% 05/01/14                                                                 1,000        1,078
  Series 1997,
  5.000% 05/01/14                                                                   500          489
Harnett County, Harnett County Projects,
  Series 1994,
  6.400% 12/01/14                                                                   250          272
Randolph County, Randolph County Project,
  Series 1995,
  5.300% 06/01/15                                                                   500          499
Rowan County, Justice Center Project, Series 1992,
  6.250% 12/01/07                                                                   500          539
Sampson Area,
  4.750% 06/01/24                                                                 1,000          889
                                                                                             -------
                                                                                               6,431
                                                                                             -------
LOCAL GENERAL OBLIGATIONS - 2.6%
Mecklenburg County, Series 1998 B,
  4.500% 02/01/16                                                                 1,000          910
                                                                                             -------
SPECIAL NON-PROPERTY TAX - 1.5%
State Centennial Authority, Arena Project,
  5.000% 09/01/10                                                                   500          498
                                                                                             -------
STATE APPROPRIATED - 0.6%
PR Commonwealth of Puerto Rico, Public Buildings Authority, Series 1993 M,
  3.750% 07/01/16                                                                   200          205
                                                                                             -------
STATE GENERAL OBLIGATIONS - 6.5%
PR Commonwealth of Puerto Rico, Aqueduct & Sewer Authority:
  Series 1995,
  6.250% 07/01/12                                                                 1,000        1,108
  Series 1996,
  6.500% 07/01/14                                                                 1,000        1,138
                                                                                             -------
                                                                                               2,246
                                                                                             -------
----------------------------------------------------------------------------------------------------
UTILITY - 14.3%
INVESTOR OWNED - 3.0%
Wake County Industrial Facilities & Pollution Control Financing
  Authority, Carolina Power & Light Co.,
  Series 1983,
  6.900% 04/01/09                                                                 1,010        1,049
                                                                                             -------
JOINT POWER AUTHORITY - 6.1% Eastern Municipal Power Agency:
  5.700% 01/01/16                                                                   300          305
  Series 1996 A,
  6.000% 01/01/22                                                                   500          529
State Municipal Power Agency,
  Catawba Electric No. 1, Series 1998 A,
  5.500% 01/01/15                                                                 1,250        1,280
                                                                                             -------
                                                                                               2,114
                                                                                             -------
MUNICIPAL ELECTRIC - 3.7% University of North Carolina at Chapel Hill:
  (b) 08/01/13                                                                    2,000          958
  Series 1997,
  (b) 08/01/20(d)                                                                 1,000          315
                                                                                             -------
                                                                                               1,273
                                                                                             -------
WATER & SEWER - 1.5%
Asheville, Series 1996,
  5.625% 08/01/16(d)                                                                500          513
                                                                                             -------
TOTAL MUNICIPAL BONDS
  (cost of $33,113)(e)                                                                        33,605
                                                                                             -------
OPTIONS - 0.0%                                                                CONTRACTS
----------------------------------------------------------------------------------------------------
September 1999 Treasury Bond Call, Strike
  Price 122, expiration 09/17/99 (cost of $20)                                    1,500          (f)
                                                                                             -------
TOTAL INVESTMENTS (cost of $33,133)                                                           33,605
                                                                                             -------
SHORT-TERM OBLIGATIONS - 4.0%                                                       PAR
----------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (g)
NM Farmington, Arizona Public Service Co., Four Corners Project, Series
  1994 B,
  3.400% 09/01/24                                                                   100          100
NY New York City: Municipal Water Finance Authority, Series 1995 A,
  3.500% 06/15/25                                                                   100          100
General Obligation, Series B,
  3.700% 10/01/22                                                                 1,200        1,200
                                                                                             -------
TOTAL SHORT-TERM OBLIGATIONS                                                                   1,400
                                                                                             -------
OTHER ASSETS & LIABILITIES, NET - (1.2)%                                                       (418)
----------------------------------------------------------------------------------------------------
NET ASSETS - 100%                                                                            $34,587
                                                                                             -------

NOTES TO INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------
(a) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement date.
(b) Zero coupon bond.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) These securities, or a portion thereof, with a total market value of $781, are being used to collateralize the delayed delivery purchase indicated in note (a) above.
(e) Cost for federal income tax purposes is the same.
(f) Rounds to less than one.
(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. This security is payable on demand and is secured by either letters of credit or other credit support agreements from banks. The rate listed is as of July
    31, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
July 31, 1999 (Unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $33,133)                                  $33,605
Short-term obligations                                                 1,400
                                                                     -------

                                                                      35,005
Receivable for:
  Interest                                                               380
Other                                                                     55
                                                                     -------
                                                                         435
                                                                     -------
  Total Assets                                                        35,440

LIABILITIES
Payable for:
  Investments purchased                                                  732
  Fund shares repurchased                                                 47
  Distributions                                                           41
Payable to Advisor                                                        10
Accrued:
  Deferred Trustees fees                                                   3
Other                                                                     20
                                                                     -------
  Total Liabilities                                                      853
                                                                     -------
  Net Assets                                                         $34,587
                                                                     -------
CLASS A
Net asset value & redemption price
  per share ($17,722/2,448)                                          $  7.24(a)
                                                                     -------
Maximum offering price per share
  ($7.24/0.9525)                                                     $  7.60(b)
                                                                     -------
CLASS B
Net asset value & offering price per
  share ($16,006/2,211)                                              $  7.24(a)
                                                                     -------
CLASS C
Net asset value & offering price per
  share ($859/119)                                                   $  7.24(a)
                                                                     -------
COMPOSITION OF NET ASSETS
Capital paid in                                                      $34,877
Overdistributed net investment income                                    (33)
Accumulated net realized loss                                           (729)
Net unrealized appreciation                                              472
                                                                     -------
                                                                     $34,587
                                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended July 31, 1999 (Unaudited)
(In thousands)

INVESTMENT INCOME
Interest                                                             $   908

EXPENSES
Management fee                                                            85
Service fee                                                               30
Distribution fee - Class B                                                63
Distribution fee - Class C                                                 3
Transfer agent fee                                                        26
Bookkeeping fee                                                           14
Trustees fee                                                               4
Audit fee                                                                 10
Legal fee                                                                  2
Registration fee                                                           9
Reports to shareholders                                                    4
Other                                                                      3
                                                                     -------
    Total expenses                                                       253
Fees waived by the Distributor - Class C                                  (1)
                                                                     -------
                                                                         252
                                                                     -------
Net Investment Income                                                    656
                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                             (2)
  Closed futures contracts                                                20
                                                                     -------
    Net Realized Gain                                                     18
                                                                     -------

Net change in unrealized appreciation/depreciation during the period on:
  Investments                                                         (1,692)
  Open futures contracts                                                 (16)
                                                                     -------
    Net Change in Unrealized Appreciation/Depreciation                (1,708)
                                                                     -------
      Net Loss                                                        (1,690)
                                                                     -------
DECREASE IN NET ASSETS FROM OPERATIONS                               $(1,034)
                                                                     -------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)
                                                    (UNAUDITED)
                                                  SIX MONTHS ENDED  YEAR ENDED
                                                       JULY 31,     JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS                       1999           1999
--------------------------------------------------------------------------------

OPERATIONS
Net investment income                                  $   656        $ 1,389
Net realized gain                                           18            569
Net change in unrealized appreciation/depreciation      (1,708)           185
                                                       -------        -------
    Net Increase (Decrease) from Operations             (1,034)         2,143

DISTRIBUTIONS
From net investment income -- Class A                     (355)          (753)
In excess of net investment income -- Class A             --              (18)
From net investment income -- Class B                     (292)          (661)
In excess of net investment income -- Class B             --              (16)
From net investment income -- Class C                      (13)           (10)
In excess of net investment income -- Class C             --              (a)
                                                       -------        -------
                                                        (1,694)           685
                                                       -------        -------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                      3,304          1,709
Value of distributions reinvested -- Class A               207            459
Cost of shares repurchased -- Class A                   (1,379)        (2,497)
                                                       -------        -------
                                                         2,132           (329)
                                                       -------        -------
Receipt for shares sold -- Class B                         836          1,309
Value of distributions reinvested -- Class B               147            352
Cost of shares repurchased -- Class B                   (1,542)        (1,968)
                                                       -------        -------
                                                          (559)          (307)
                                                       -------        -------
Receipt for shares sold -- Class C                         378            369
Value of distributions reinvested -- Class C                12              9
Cost of shares repurchased -- Class C                     --              (56)
                                                       -------        -------
                                                           390            322
                                                       -------        -------
    Net Increase (Decrease) from Fund Share
      Transactions                                       1,963           (314)
                                                       -------        -------
    Total Increase                                         269            371

NET ASSETS
Beginning of period                                     34,318         33,947
                                                       -------        -------
End of period (net of overdistributed net investment
  income of $33 and $29, respectively)                 $34,587        $34,318
                                                       =======        =======
NUMBER OF FUND SHARES
Sold -- Class A                                            448            228
Issued for distributions reinvested -- Class A              28             61
Repurchased -- Class A                                    (188)          (334)
                                                       -------        -------
                                                           104            (45)
                                                       -------        -------
Sold -- Class B                                            113            175
Issued for distributions reinvested -- Class B              20             47
Repurchased -- Class B                                    (208)          (265)
                                                       -------        -------
                                                           (75)           (43)
                                                       -------        -------
Sold -- Class C                                             51             49
Issued for distributions reinvested -- Class C               2              1
Repurchased -- Class C                                    --               (7)
                                                       -------        -------
                                                            53             43
                                                       -------        -------

(a) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
July 31, 1999 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS
In the opinion of management of Colonial North Carolina Tax-Exempt Fund (the
Fund), a series of Liberty Funds Trust V, formerly Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
ORGANIZATION
The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

               Average Net Assets                Annual Fee Rate
               ------------------                ---------------
                First $2 billion                      0.50%
                Over $2 billion                       0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the six months ended July 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $5,852 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $18,378 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                  Valuation of shares                    Annual
               outstanding on the 20th of                 Fee
              each month which were issued                Rate
             -------------------------------             ------
            Prior to November 30, 1994                   0.10%
            On or after December 1, 1994                 0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's net assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $1,077 applied during the six months ended July 31, 1999. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the six months ended July 31, 1999, purchases and sales of investments, other than short-term obligations were $4,509,802 and $2,003,125, respectively.

Unrealized appreciation (depreciation) at July 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

  Gross unrealized appreciation                                   $ 889,709
  Gross unrealized depreciation                                    (417,869)
                                                                  ---------
      Net unrealized appreciation                                 $ 471,840
                                                                  ---------

CAPITAL LOSS CARRYFORWARDS
At January 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             Year of                       Capital loss
           expiration                      carryforward
           ----------                      ------------
              2004                           $356,000
              2005                           $124,000
                                             --------
                                             $480,000
                                             --------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1999.

                                                                                   (UNAUDITED)
                                                                         SIX MONTHS ENDED JULY 31, 1999
                                                            -----------------------------------------------------
                                                             CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 7.600               $ 7.600               $ 7.600
                                                              -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.156                 0.129                 0.140(a)
Net realized and unrealized loss                               (0.359)               (0.359)               (0.359)
                                                              -------               -------               -------
    Total from Investment Operations                           (0.203)               (0.230)               (0.219)
                                                              -------               -------               -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                     (0.157)               (0.130)               (0.141)
                                                              -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                $ 7.240               $ 7.240               $ 7.240
                                                              -------               -------               -------
Total return (b)(c)                                             (2.69)%               (3.05)%             (2.91)%(d)
                                                              -------               -------               -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                                                  1.10%                 1.85%                1.55%(a)
Net investment income (e)(f)                                     4.22%                 3.47%                3.77%(a)
Portfolio turnover (c)                                              6%                    6%                    6%
Net assets at end of period (000)                             $17,722               $16,006               $   859

(a) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge. (c) Not annualized
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                                                                                 YEAR ENDED JANUARY 31, 1999
                                                          -------------------------------------------------------------------------
                                                              CLASS A               CLASS B               CLASS C
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 7.450               $ 7.450               $ 7.450
                                                              -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                       0.342                 0.285                 0.307(b)
Net realized and unrealized gain                                0.164                 0.164                 0.164
                                                              -------               -------               -------
    Total from Investment Operations                            0.506                 0.449                 0.471
                                                              -------               -------               -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.348)               (0.292)               (0.314)
In excess of net investment income                             (0.008)               (0.007)               (0.007)
                                                              -------               -------               -------
    Total Distributions Declared to Shareholders               (0.356)               (0.299)               (0.321)
                                                              -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                $ 7.600               $ 7.600               $ 7.600
                                                              -------               -------               -------
Total return (c)(d)                                              6.98%                 6.17%                 6.49%
                                                              -------               -------               -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                     0.81%                 1.56%                 1.26%(b)
Net investment income (e)                                        4.55%                 3.80%                 4.10%(b)
Fees and expenses waived or borne by the Advisor (e)             0.29%                 0.29%                 0.29%
Portfolio turnover                                                 26%                   26%                   26%
Net assets at end of period (000)                              $16,426               $17,387               $   505

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                 $ 0.022               $ 0.022               $ 0.022
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

                                                                         YEAR ENDED JANUARY 31
                                              -----------------------------------------------------------------------
                                                           1998                                        1997
                                              -------------------------------------           -----------------------
                                              CLASS A       CLASS B      CLASS C(b)            CLASS A       CLASS B
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  7.120      $  7.120     $  7.350              $  7.270      $  7.270
                                              --------      --------     --------              --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        0.373         0.319        0.168(c)              0.376         0.322
Net realized and unrealized gain (loss)          0.327         0.327        0.100               (0.150)       (0.150)
                                              --------      --------     --------              --------      --------
    Total from Investment Operations             0.700         0.646        0.268                 0.226         0.172
                                              --------      --------     --------              --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     (0.370)       (0.316)      (0.168)               (0.376)       (0.322)
                                              --------      --------     --------              --------      --------
NET ASSET VALUE, END OF PERIOD                $  7.450      $  7.450     $  7.450              $  7.120      $  7.120
                                              --------      --------     --------              --------      --------
Total return (d)(e)                             10.10%         9.28%        3.69%(f)              3.29%         2.51%
                                              --------      --------     --------              --------      --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                     0.49%         1.24%        0.96%(c)(h)           0.45%         1.20%
Net investment income (g)                        5.11%         4.36%        4.55%(c)(h)           5.29%         4.54%
Fees and expenses waived or borne by the
  Advisor (g)                                    0.64%         0.64%        0.63%(h)              0.66%         0.66%
Portfolio turnover                                 23%           23%          23%                   38%           38%
Net assets at end of period (000)             $ 16,425      $ 17,348       $  174              $ 16,522      $ 17,427

(a) Net of fees and expenses waived or
    borne by the Advisor which amounted to:   $  0.047      $  0.047     $  0.047              $  0.047      $  0.047
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                                                                              YEAR ENDED JANUARY 31
                                                  ------------------------------------------------------------------------
                                                             1996                                       1995
                                                  ------------------------------              ----------------------------
                                                  CLASS A               CLASS B               CLASS A              CLASS B
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD             $  6.680              $  6.680              $  7.500            $  7.500
                                                  --------              --------              --------            --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                            0.386                 0.334                 0.396               0.345
Net realized and unrealized gain (loss)              0.588                 0.588                (0.822)             (0.822)
                                                  --------              --------              --------            --------
    Total from Investment Operations                 0.974                 0.922                (0.426)             (0.477)
                                                  --------              --------              --------            --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                          (0.384)               (0.332)               (0.394)             (0.343)
                                                  --------              --------              --------            --------
NET ASSET VALUE - END OF PERIOD                   $  7.270              $  7.270              $  6.680            $  6.680
                                                  --------              --------              --------            --------
Total return (b)(c)                                 14.91%                14.07%               (5.55)%             (6.27)%
                                                  --------              --------              --------            --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.33%(d)              1.08%(d)              0.12%               0.87%
Net investment income                                5.47%(d)              4.72%(d)              5.83%               5.08%
Fees and expenses waived or borne by the
  Advisor                                            0.76%(d)              0.76%(d)              0.93%               0.93%
Portfolio turnover                                     34%                   34%                   37%                 37%
Net assets at end of period (000)                 $ 15,813              $ 18,593              $ 14,189            $ 17,169

(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:             $  0.053              $  0.053              $  0.063            $  0.063

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge.

(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage agreements had no impact. Prior year's ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                         WILLIAM E. MAYER
Consultant (formerly Special               Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;          (formerly Dean, College of Business
President and Chief Operating              and Management, University of
Officer, New York Stock Exchange,          Maryland; Dean, Simon Graduate
Inc.; President, American Stock            School of Business, University of
Exchange Inc.)                             Rochester; Chairman and Chief
                                           Executive Officer, CS First Boston
TOM BLEASDALE                              Merchant Bank; and President and
Retired (formerly Chairman of the          Chief Executive Officer, The First
Board and Chief Executive Officer,         Boston Corporation)
Shore Bank & Trust Company)
                                           JAMES L. MOODY, JR.
JOHN V. CARBERRY                           Retired (formerly Chairman of the
Senior Vice President of Liberty           Board, Chief Executive Officer and
Financial Companies, Inc. (formerly        Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                                  JOHN J. NEUHAUSER
                                           Dean, Boston College School of
LORA S. COLLINS                            Management
Attorney (formerly Attorney,
Kramer, Levin, Naftalis & Frankel)         THOMAS E. STITZEL
                                           Professor of Finance, College of
JAMES E. GRINNELL                          Business, Boise State University;
Private Investor (formerly Senior          Business Consultant and Author
Vice President-Operations, The
Rockport Company)                          ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
RICHARD W. LOWRY                           Management Consultant, Saatchi and
Private Investor (formerly Chairman        Saatchi Consulting Ltd. and
and Chief Executive Officer, U.S.          Principal and International
Plywood Corporation)                       Practice Director, Management
                                           Consulting, Peat Marwick Main & Co.)
SALVATORE MACERA
Private Investor (formerly                 ANNE-LEE VERVILLE
Executive Vice President of Itek           Consultant (formerly General
Corp. and President of Itek Optical        Manager, Global Education Industry,
& Electronic Industries, Inc.)             and President, Applications
                                           Solutions Division, IBM
                                           Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------
[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
--------------------------------------------------------------------------------
[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
--------------------------------------------------------------------------------
[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   A leader in Asian investing(TM), Newport has an unparalleled knowledge of Asian economies, business and culture.
--------------------------------------------------------------------------------
[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
--------------------------------------------------------------------------------
       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
--------------------------------------------------------------------------------

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                         ---------------
                                                            BULK RATE
[Graphic                                                  U.S. POSTAGE
 Omitted]  L I B E R T Y                                      PAID
           -----------------                              HOLLISTON, MA
                   F U N D S                               PERMIT NO. 20
                                                          ---------------

           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com

                                                  NC-03/580H-0799 (9/99) 99/1103